Exhibit 10.14

[***] Certain information in this document has been omitted from this exhibit pursuant to Item 601(b) of Regulation S-K because it is not material.

AMENDMENT No 2

TO THE

EXCLUSIVE LICENSE AGREEMENT EFFECTIVE THE 7TH DAY OF DECEMBER 2020

BETWEEN

STANFORD UNIVERSITY

AND

GRAPHITE BIO, INC.

Effective the 7th day of April 2021, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Graphite Bio, Inc. (“Graphite”), a Delaware corporation having a principal place of business at 279 East Grand Ave., South San Francisco, CA 94080, agree as follows:

1.	BACKGROUND

Stanford and Graphite are parties to an Exclusive License Agreement effective the 7th day of December 2020 and amended the 4th day of March 2021 (“Amended Original Agreement”) covering modified guide RNAs for [***] disclosed in Stanford docket [***], from the laboratory of Professor Matthew Porteus.

Stanford and Graphite wish to amend the Amended Original Agreement to change the date on which Graphite will issue equity to the inventors or their heirs according to the inventor list that Stanford will provide prior to issuance.

2.	AMENDMENT

2.1	Paragraph 7.2 of the Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

“7.2 Equity Interest. As further consideration, Graphite will grant to Stanford (or its designees as provided below) an aggregate of 1,080,262 shares of common stock in Graphite. When issued, those shares will represent [***]% of the common stock in Graphite on a Fully-Diluted Basis as of the closing of the first tranche of Graphite’s Series A preferred stock financing and as reflected in the pro forma capitalization table set forth in Exhibit B. Within [***] unless requested earlier in writing by Stanford, Graphite will provide Stanford with its current capitalization table and the [***]. Graphite will provide Stanford with the [***]. On the 5-month anniversary of the Effective Date, but not before, Graphite will issue [***]% of all shares committed to Stanford pursuant to this Section 7.2 and Section 7.3 below directly to and in the name of the inventors or their heirs according to the inventor list that Stanford will provide prior to issuance.”

3.	OTHER TERMS

3.1	All other terms of the Amended Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment No 2 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Sunita Rajdev
Name:	Sunita Rajdev
Title:	Senior Associate Director
Date:	08-Apr-2021

GRAPHITE BIO, INC.

Signature:	/s/ Philip Gutry
Name:	Philip Gutry
Title:	CBO
Date:	08-Apr-2021